ACCOUNTS RECEIVABLE, NET - Summary of Movement of Allowance for Doubtful Accounts Including both Account Receivables Due from Third Parties and Related Parties (Details) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Movement of the allowance for doubtful accounts
Balance at the beginning of the year	¥ 43,104	¥ 15,512	¥ 17,844
Additions charged to bad debt expense	14,526	27,592	2,255
Write-off	(286)		(4,587)
Balance at the end of the year	57,344	43,104	15,512
Balance at the beginning of the year	1,298	543	56
Additions charged to bad debt expense	(1,282)	755	487
Balance at the end of the year	¥ 16	¥ 1,298	¥ 543